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                                                                    Exhibit 10.1
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      Form of The Forest Bank Forest Management and Conservation Easement


                  FOREST MANAGEMENT AND CONSERVATION EASEMENT

     This DEED of EASEMENT made this ____ day of ___________, 20__, by ______________ having an address at _________________________________
(hereinafter "Grantor") and THE FOREST BANK, LLC, a Delaware limited liability company, having an address at _____________________________ (hereinafter "Grantee").

     WHEREAS, Grantor is the fee simple owner of a certain tract of land located in ________, being all of the lands and premises conveyed to the Grantor by ________, by Deed dated ________, and of record at Deed Book __, Volume __, Page
___ in the Office of the Recorder of Deeds in and for the County of ________, in the State of ________ in and more particularly described in Attachment 1 (hereinafter "the Property");

     WHEREAS, Grantee is a limited liability company whose primary purpose is the maintenance of healthy ecological systems and the conservation and management of forest lands in their scenic and forested condition while providing an economic return to the landowner;

     WHEREAS, Grantor is desirous of maintaining the forests which now exist on Grantor's property and of enabling those forests and timber resources to be managed in an environmentally sensitive manner and of receiving an economic return as described in Attachment 2 [the Forest Bank membership unit certificate];

     WHEREAS, Grantor is willing to grant to Grantee this Easement over the Property, including the right to manage and selectively harvest the timber resources thereon, thereby restricting and limiting the use of said Property, on the terms and conditions and for the purposes hereinafter set forth, and the Grantee is willing to accept such easement;

     WHEREAS, said Property has scenic, environmental, aesthetic, and economic value in its present state sufficiently documented in an inventory which may contain reports, maps, photographs and other documentation of relevant features including the forest resources of the Property on file with Grantee and incorporated by reference which the parties agree is an accurate representation and condition of the property at the time of this grant and is intended to serve as an objective information baseline for purposes relating to the management of the forest resources on the property;

     [WHEREAS, the Grantor and Grantee have the common purpose of conserving the above-described conservation values of the Property in perpetuity, and the Commonwealth of Virginia has authorized the creation of conservation easements pursuant to the Virginia
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Conservation Easement Act (Virginia Code Section 10.1-1009, et seq.) and Grantor
and Grantee wish to avail themselves of the provisions of that law; and

     OR

     WHEREAS, the Grantor and Grantee have the common purpose of conserving the above-described conservation values of the Property in perpetuity, and the State of Tennessee has authorized the creation of conservation easements pursuant to the Conservation Easement Act of 1981 (Tennessee Code Section 66-9-301, et seq.) and Grantor and Grantee wish to avail themselves of the provisions of that law; and]

     WHEREAS, Grantee agrees by accepting this grant to honor the intentions of Grantor stated herein and to preserve and protect in perpetuity the forest conservation values of the Property.

     NOW, THEREFORE, in consideration of the above and the mutual covenants, terms, conditions, and restrictions contained herein, and for other good and valuable consideration, and pursuant to the laws of [state of location of the property], Grantor hereby voluntarily grants and conveys to Grantee this Forest Management and Conservation Easement in perpetuity over the Property of the nature and character and to the extent hereinafter set forth:

Section 1.  It is the purpose of this Easement to secure the retention of the
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            Property forever in its forested and/or open condition and to prevent any use of the Property that will significantly impair or interfere with the forest conservation values of or associated with the Property.

Section 2.  Grantee shall use the Property for forest conservation, and for
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            forestry, and for no other purposes.

Section 3.  Grantor shall use the Property for non-commercial recreation and
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            open space purposes, and for any purpose not inconsistent with the management and retention of the property for forest and ecosystem conservation and forestry purposes as specified herein.

Section 4.  Grantor and Grantee acknowledge that the principal objective of this
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            grant of easement is to conserve and utilize the productive forestry resources on the Property and to encourage the long-term, professional management of those resources, subject to the following objectives (recognizing that the resource values of the Property, and the state of knowledge as to responsible forest management standards will evolve over time):

            (a) Facilitate economically and ecologically sustainable, commercially viable management and production of forest and timber resources without compromising surface water quality, permanent scenic benefits, wildlife habitat and other values;
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            (b)  Manage forest stands for high quality sawtimber utilizing long rotations and maintaining a healthy, and biologically diverse, forest; and

            (c) Conduct forest management and harvesting activities (including the establishment, maintenance and reclamation of log landings and skid roads) using the best available management practices in order to prevent soil erosion and to protect water quality.

Section 5.  On or before ______________, and not less than every ten years
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            thereafter, Grantee will develop a Forest Management and Stewardship
            Plan for the Property (hereinafter, "Forestry Plans"). Each such
            Plan shall be consistent with the purposes of this Easement and may include at least the following elements:

            (a) Environmental attributes (topography, soils, wetlands and streams);

            (b) A description of the units into which the property will be divided by Grantee for management purposes ("Stands");

            (c)  Forest Management objectives;

            (d) Forest stand descriptions (forest types, descriptions, goals and treatments);

            (e) Tract information (history, growth rates, tree quality, insects and disease, future potential, access and operability); and

            (f) Wildlife and biodiversity considerations (identifications of species and management recommendations).

Section 6.  To accomplish the purpose of this Easement, Grantee may:
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            (a)  Preserve and protect the conservation values of the Property;

            (b) Perform and contract for the performance of forest management activities, and harvest timber, wood and other forest products existing at the time of this grant and which may grow on the property in the future, and may replant trees and seedlings on the property to regenerate forest growth for future harvesting and management. All of such activities shall be performed in accordance with Forestry Plans approved as set forth in Section 5 above, provided that, prior to commencing timber harvesting activity Grantee shall provide Grantor with not less than thirty (30) days prior written notice. Nothing in this clause shall be interpreted to require Grantee to harvest a Stand, but only to
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                 require that any such harvest be in accordance with the
                 approved Forestry Plan, as amended, should Grantee elect to harvest;

            (c) Construct, maintain, repair, place and use timber haul roads, log landings, and skid trails; construct, maintain and use forestry structures or facilities, together with necessary access drives and utilities and extract sand and/or gravel, provided such activities are exclusively for uses related to the forestry or property maintenance activities permitted under this Grant; provided further that such activities are in furtherance of the Forestry Plan prepared pursuant to Section 5 above, and provided further that any such construction and the extraction site(s) will be operated, maintained and closed in a manner which minimizes and to the extent possible prevents soil erosion and surface water degradation;

            (d) Enter upon the Property at reasonable times in order to carry out the purposes and activities of this Easement and otherwise enforce the terms of this Easement; provided that such entry shall not unreasonably interfere with Grantor's use and quiet enjoyment of the Property;

            (e) Enter the Property and the timber subject to this easement in any carbon sequestration or other banking or pollution mitigation program and receive the benefits of such program or system; and

            (f) Prevent any activity on or use of the Property that is inconsistent with the purpose of this Easement.

Section 7.  Any activity on or use of the Property inconsistent with the forest
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            management purpose of this Easement is prohibited. Without limiting the generality of the foregoing, the following activities and uses are expressly prohibited:

            (a) No building, road, billboard, fence, utility or other structure of any kind shall be erected or placed on the Property by the Grantor unless such structure replaces a pre-existing structure of similar size;

            (b) The Property under easement may not be divided, partitioned, or subdivided, nor conveyed except in its current configuration as an entity;

            (c) No spoils, trash, waste or other similar material shall be placed or dumped on the Property nor shall there be activities conducted on the Property which would be detrimental to water purity in
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                 adjacent water courses, or which would alter natural water levels and/or flow in or over this Property;

            (d) There shall be no excavation, dredging or removal of loam, peat, gravel, soil, rock, sand, or other material nor any building of roads or other change in the general topography of the land, excepting the maintenance of existing foot trails, fire lanes or logging roads authorized by the Grantee;

            (e) There shall be no introduction of invasive non-native plant or animal species on the Property;

            (f) The removal, destruction or reintroduction of trees, shrubs, or other vegetation by the Grantor is prohibited except as may be necessary for (i) the maintenance of existing foot trails, fire lanes or other accesses, (ii) waterfowl and wildlife habitat or wetland enhancement to the extent that such activities do not interfere with the forestry and conservation purposes of this Easement, (iii) the collection and removal of dead and downed timber for firewood for non-commercial personal use by the Grantor;

            (g) The prohibited uses shall not affect Grantor's current hiking, seasonal hunting or outdoor recreational use being made of the Property and the right to continue such seasonal hunting or recreational uses, which shall be reserved to the Grantor, its representatives, successors or assigns;

            (h) Nothing shall be done to deny legal right-of-way to representatives of the Grantee to the portion of a landowners property that is covered by this easement; and

            (i) No other acts or uses will be permitted which will adversely affect Grantee's ability to carry out its forestry activities or the preservation of land or water areas on or adjacent to the Property.

Section 8.  Grantor reserves to itself, its representatives, successors and
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            assigns, all rights accruing from its ownership of the Property, including the right to engage in or permit or invite others to engage in all uses of the Property that are not expressly prohibited herein and are not inconsistent with the purposes of this Easement. Grantor also retains all responsibilities, costs, and liabilities of any kind related to the rights retained under this Easement for its ownership, operation, upkeep and maintenance of the Property, including the maintenance of adequate liability insurance coverage.

Section 9.  Grantee shall keep the Grantor's interest in the Property free of
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            any liens arising out of any work performed for, materials furnished to or
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               obligations incurred by Grantee; Grantee shall retain all
               responsibilities, costs, and liabilities of any kind related to the rights granted to and exercised by it under this Easement, including the maintenance of adequate liability insurance coverage.

Section 10.    Grantee agrees to release, hold harmless defend and indemnify
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               Grantor from any and all liabilities including, but not limited to, injury, losses, damages, judgments, costs, expenses and fees which Grantor may suffer or incur as a result of or arising out of the activities of Grantee on the Property. Grantor agrees to release, hold harmless, defend and indemnify Grantee from any and all liabilities including, but not limited to, injury, losses, damages, judgments, costs, expenses and fees which Grantee may suffer or incur as a result of or arising out of the activities of Grantor on the Property.

Section 11.    The Grantor agrees to pay any real estate taxes or other
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               assessments which may be levied on the Property.

Section 12.    The Grantor covenants and represents that the Grantor is the sole
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               owner and is seized of the Property in fee simple and has good right to grant and convey this Easement; that the Property is free and clear of any and all encumbrances, including but not limited to, any mortgages not subordinated to this Easement, and that the Grantee shall have the use of and enjoy all of the benefits derived from and arising out of this Easement.

Section 13.    The Grantor covenants and represents that no hazardous substance
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               or toxic waste exists nor has been generated, treated, stored, used, disposed of, or deposited in or on the Property, and that there are not now any underground storage tanks on the Property.

Section 14.    In the event of a violation of this Easement, Grantee shall give
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               written notice to Grantor or other violator of such violation and require corrective action sufficient to cure the violation and restore the portion of the Property so injured. In the event the violation continues or the injury to the Property is not cured within thirty (30) days of the written notice from Grantee, the Grantee, or its successor or assign, may institute a suit to enjoin by ex parte, temporary and/or permanent mandatory or prohibitive injunction such violation, to require the restoration of the premises to their prior condition, or in the alternative sue for damages for breach of covenant. Grantee shall have the right to seek any legal action or remedy at law or in equity, including specific performance, to enforce the provisions set forth herein without the necessity of proving either actual damages or the inadequacy of other available legal remedies. Grantee's remedies described herein shall be cumulative and shall not impair or be construed as a waiver to such right or remedy. Nothing contained herein shall be construed to entitle Grantee to bring any action for any injury or

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               change in the Property resulting from causes beyond Grantor's control including fire, flood or storm.

Section 15.    If this Easement is taken, in whole or in part, by exercise of
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               the power of eminent domain, Grantee as well as Grantor, shall be entitled to compensation for their respective interests in accordance with applicable law.

Section 16.    Grantor agrees that these restrictions will be inserted or
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               referenced in any subsequent deed or other legal instrument which conveys either the fee simple title or possessory interest in the subject Property.

Section 17.    The grant of this Easement in no way grants the public the right
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               to enter said Property for any purpose.

Section 18.    This Easement shall be liberally construed in favor of the grant
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               to effect the purpose of this Easement. If any provision of this
               Easement is found to be invalid, the remaining provisions shall not be altered thereby.

     TO HAVE AND TO HOLD unto Grantee, its successor and assigns forever.

     WITNESS the following signatures and seals; and

     IN WITNESS WHEREOF, The Forest Bank, LLC, a Delaware limited liability company, has caused this instrument to be executed on its behalf by its duly authorized representative.


                                        LANDOWNER:

                                        __________________________[SEAL]

                                        __________________________[SEAL]



                                        THE FOREST BANK, LLC,
                                        a Delaware limited liability company

                                        By:___________________________

                                        Its:___________________________
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STATE OF ________________________

CITY/COUNTY OF ____________________, to-wit:

     The foregoing instrument was acknowledged before me in the jurisdiction aforesaid this _____ day of _______________, 20__, by
_________________________________.

     My commission expires: ___________________________.

                                 ________________________________
                                 Notary Public


STATE OF ________________________

CITY/COUNTY OF ____________________, to-wit:

     The foregoing instrument was acknowledged before me in the jurisdiction aforesaid this _____ day of _____________, 20__, by _______________________, who
is _________________ of The Forest Bank, LLC, a Delaware limited liability company, on behalf of the company.

     My commission expires: ___________________________.

                                 ________________________________
                                 Notary Public